EXHIBIT 32.1


            CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
           AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2006 (the "Report") of Patient Safety Technologies, Inc. (the "Registrant"), as filed with the Securities and Exchange Commission on the date hereof, I, Milton "Todd" Ault III, as the Chief Executive Officer of the Registrant, pursuant to 18 U.S.C. ss. 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify, to the best of my knowledge, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  December 19, 2006                   /s/ MILTON "TODD" AULT III
                                            ------------------------------------
                                            Milton "Todd" Ault III
                                            Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.